AMENDMENT NO. 2 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 17, 2001, amends and supplements the Amended and Restated Credit Agreement dated as of April 14, 2000 (the "Credit Agreement") among Ladish Co., Inc., a Wisconsin corporation (the "Company"), the financial institutions party thereto (the "Lenders") and Firstar Bank, National Association, as agent for the Lenders (in such capacity, the "Agent").

                                     RECITAL

     The Company, the Lenders and the Agent desire to amend the Credit Agreement as provided below.

                                   AGREEMENTS

     In consideration of the promises and agreements contained in the Credit Agreement, as amended hereby, the Company, the Banks and the Agent agree as follows:

     1. Definitions and References. Capitalized terms not defined herein have the meanings assigned in the Credit Agreement. Upon the satisfaction of the conditions set forth in section 5 below, all references to the Credit Agreement contained in the Loan Documents mean the Credit Agreement as amended by this Amendment No. 2 to Amended and Restated Credit Agreement ("Amendment No. 2"). This Amendment No. 2 is a Loan Document.

     2. Amendments to Credit Agreement.

          (a) The defined terms "Term Loan", "Term Loan Amount", "Term Note" and "Term Note Maturity Date" are deleted from the Credit Agreement.

          (b) Section 2.2 of the Credit Agreement is amended by deleting subsection (b) Term Loans.

          (c) Section 2.7 of the Credit Agreement is deleted along with any further reference to "Term Loan" in the Credit Agreement.

          (d) Section 6.2 Limitations on Indebtedness is amended to add subsection "(f) Other Indebtedness provided that after giving effect thereto, the Company shall remain in compliance with all of the covenants, terms and conditions of the Credit Agreement."

     3. Increase in Revolving Loan Commitment; Modification of Percentages. The parties agree that as of the effective date of this Amendment No. 2 (a) the aggregate Revolving Loan Commitment shall be increased from $39,000,000 to $50,000,000 and (b) the Percentage and Revolving Loan Commitment of each Lender shall be as set forth opposite its signature to this Amendment No. 2. The Company agrees to execute and deliver to each Lender a replacement Revolving
Note in the form of Exhibit A attached hereto, with appropriate insertions and in the principal amount of such Lender's Revolving Loan Commitment, which shall replace the Revolving Notes payable to such Lender issued on the Effective Date. On the effective date of this Amendment No. 2 the existing Revolving Notes and Term Notes shall be deemed refinanced and shall no longer evidence the Loans made under the Credit Agreements and each Lender shall, promptly following receipt of the replacement Notes, return such existing Notes to the Company.

     4. Closing Conditions. This Amendment No. 2 shall become effective upon its execution and delivery by the parties hereto and receipt by the Agent of:

          (a) Replacement Notes. Replacement Revolving Notes duly executed by the Company.

          (b) Secretary's Certificate. A certificate of the Secretary of the Company to the effect that there have been no amendments to the Articles of Incorporation and By-Laws of the Company since the most recent date on which copies thereof were furnished to the Agent.

          (c) Other Documents. Such other documents relating to the transactions contemplated by this Amendment No. 2 as the Agent shall reasonably request.

     5. Representations and Warranties. The Company represents and warrants that:

          (a) The execution and delivery by the Company of this Amendment No. 2 and the replacement Notes, and the performance by the Company under the Credit Agreement, as amended hereby, (i) are within its corporate power, (ii) have been duly authorized by all necessary corporate action on the part of the Company,
(iii) do not violate any provision of the Articles of Incorporation or By-Laws of the Company, (iv) do not violate any provision of or constitute a default under any existing law, rule or regulation of any governmental authority or agency, any order or decision of any court binding upon the Company or the terms of any agreement, restriction or undertaking to which the Company is a party or by which it is bound or (v) require the approval or consent of the Shareholders of the Company, any governmental body or authority or any other person or entity other than those which have been obtained and are in full force and effect; and

          (b) the representation and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof and no Default or Event of Default exists as of the date hereof.

     6. Costs and Expenses. The Company agrees to pay, on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) paid or incurred by the Agent in connection with the negotiation, execution and delivery of this Amendment No. 2.

     7. Governing Law. This Amendment No. 2 shall be governed by the laws of the State of Wisconsin.

     8. Full Force and Effect. The Credit Agreement, as amended by this Amendment No. 2 remains in full force and effect.

                                    LADISH CO., INC.

                                    BY:   /s/  Wayne E. Larsen
                                       -----------------------------------------
                                       Its:    Vice President
                                           -------------------------------------


Revolving Loan
  Commitment       Percentage
  ----------       ----------

$27,000,000.00        54%           FIRSTAR BANK, NATIONAL ASSOCIATION,
                                    as the Agent and a Bank

                                    BY:    /s/  Jeffrey J. Janza
                                       -----------------------------------------
                                       Its:     Vice President
                                           -------------------------------------


$18,000,000.00        36%           BANK ONE, N.A. (Main Office Chicago)

                                    BY:   /s/  A. F. Maggiore
                                       -----------------------------------------
                                       Its:  Director, Capital Markets
                                           -------------------------------------


$5,000,000.00         10%           ST. FRANCIS BANK, F.S.B.

                                    BY:  /s/  John C. Tanns
                                       -----------------------------------------
                                       Its:   Vice President
                                           -------------------------------------